Exhibit 99.6

LETTER OF CONSENT

Relating to a Proposed Waiver under the Indenture Governing

its $300,000,000 Aggregate Principal Amount of Issued and Outstanding

4.75% Convertible Subordinated Notes due 2007

(CUSIP Nos. 589405 AB 5 and 589405 AA 7)

Consent Fee (per $1,000): $15.00 in cash

TO: MacKenzie Partners, Inc. (as Tabulation Agent)

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Attention: Kevin Auten

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Facsimile: (212) 929-0308

Email: proxy@mackenziepartners.com

The Consent Solicitation is made by Mercury Interactive Corporation, a Delaware corporation (“Mercury”), only to Holders (as defined below) as of the Record Date (as defined below) of the 4.75% Convertible Subordinated Notes due 2007 (CUSIP Nos. 589405 AB 5 and 589405 AA 7) (the “Notes”) issued by Mercury under the Indenture dated as of July 3, 2000 (the “Indenture”) by and among Mercury, as issuer, and U.S. Bank National Association, as trustee (the “Trustee”), as more fully described in the accompanying Consent Solicitation Statement dated October 7, 2005 (the “Consent Solicitation Statement”) of Mercury.

The term “Record Date” as used herein means 5:00 p.m., New York City time, on October 7, 2005, and the term “Holder” means each person shown on the records of the registrar for the Notes as a registered holder on the Record Date. Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement or in the Indenture.

Holders of the Notes who wish to consent to the Proposed Waiver must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Tabulation Agent (not to Mercury or the Trustee) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. However, Mercury reserves the right to accept any consent received by it or the Trustee.

Under no circumstances should any person tender or deliver Notes to Mercury, the Trustee, the Tabulation Agent or any other party at any time in connection with the Consent Solicitation or this Letter of Consent.

Only Holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Waiver. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, The Depository Trust Company (“DTC”) has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Only Holders whose properly executed Letter of Consent is received by the Tabulation Agent on or prior to the Consent Date and who do not revoke their consent will be entitled to receive the Consent Fee in the event the Proposed Waiver becomes effective. All other Holders will not be entitled to receive the Consent Fee, but will be bound by the Proposed Waiver if it becomes effective. Subject to the terms and conditions of the Consent Solicitation Statement and this Letter of Consent, Mercury will pay the Consent Fee to the Consenting Holders as promptly as practicable after the Consent Date.

CONSENT TO PROPOSED WAIVER

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by Mercury to be necessary or desirable to perfect the undersigned’s consent to the Proposed Waiver.

The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Waiver.

By execution hereof, the undersigned acknowledges that Mercury has failed to file or may fail to file with the Securities and Exchange Commission (the “SEC”), and has failed to furnish to the Trustee certain of the reports required by Section 15.5 of the Indenture and applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Pursuant to Section 5.13 of the Indenture, the undersigned hereby waives any Default or Event of Default that has arisen or may arise under the Indenture as a result of a failure by Mercury to comply fully with Section 15.5 of the Indenture at any time prior to the close of business on the Waiver Expiration Date; provided, however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on the Waiver Expiration Date, if Mercury fails to comply fully with the provisions of Section 15.5 of the Indenture by the close of business on the Waiver Expiration Date.

“Waiver Expiration Date” means March 31, 2006.

The undersigned acknowledges that the Proposed Waiver will become effective promptly following receipt by Mercury of valid and unrevoked consents from Holders representing a majority of the outstanding aggregate principal amount of Notes (which may occur prior to the Consent Date if the Requisite Consents are received before then), and the satisfaction or waiver by Mercury of the conditions set forth in the Consent Solicitation Statement, and that if it becomes effective, the Proposed Waiver will remain in effect until the Waiver Expiration Date.

Execution and delivery of this Letter of Consent by the Holder(s) of a majority in aggregate principal amount of the issued and outstanding Notes shall constitute notice to the Trustee of a waiver of an existing Default and/or Event of Default pursuant to Section 5.13 of the Indenture. Accordingly, in accordance with the Consent Solicitation Statement and Section 5.1(4) of the Indenture, if the Proposed Waiver becomes effective, any Default or Event of Default that has arisen or may arise under the Indenture as a result of a failure by Mercury to comply fully with Section 15.5 of the Indenture at any time prior to the close of business on the Waiver Expiration Date shall cease to exist and be deemed to have been cured for every purpose of the Indenture.

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and Mercury upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to Mercury and the Trustee as evidence of the undersigned’s actions with respect to the Proposed Waiver.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN
Name and Address of Holder	Certificate Number(s)*	Aggregate Principal Amount of Notes**	Principal Amount With Respect to Which Consents are Given**

Total: Principal Amount Consenting $
* Need not be completed by Holders whose Notes are held of record by depositaries.

**     Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in multiples of $1,000.

CONSENT FEES INSTRUCTIONS

Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, Mercury agrees to make a payment (the “Consent Fee”) to each Holder whose valid and effective consent is received by the Tabulation Agent on or prior to the Consent Date, is not subsequently properly revoked and is accepted by Mercury, which shall be equal to $15.00 per $1,000 principal amount of Notes as to which such consent relates.

Mercury will not be deemed to have accepted any consents with respect to the Notes unless and until the Proposed Waiver becomes effective. The Consent Fee will be paid pursuant to the procedures described herein and under “The Consent Solicitation—Consent Fees” in the Consent Solicitation Statement. The Consent Fee will be paid only to Holders or Duly Designated Proxies whose Letters of Consent are received by the Tabulation Agent prior to the Consent Date and so accepted by Mercury. Holders or Duly Designated Proxies whose Letters of Consent are not received by the Tabulation Agent on or prior to the Consent Date will NOT be entitled to an Consent Fee. The method of delivery of all documents, including fully executed Letters of Consent, is at the election and risk of the Holder or Duly Designated Proxy.

In order for a consent to be valid and effective, (a) the Letter of Consent must be properly completed, executed and received by the Tabulation Agent on or prior to the Consent Date and (b) the consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement. Payment of the Consent Fee is contingent upon (i) receipt on or prior to the Consent Date of the Requisite Consents, such consents not being properly revoked, (ii) similar consents having been received (and not revoked) by the holders of more than 50% of Mercury’s outstanding Zero Coupon Senior Convertible Notes due 2008, and (iii) the absence of any law or regulation which would, and the absence of any injunction or action or other proceeding (pending or threatened) that (in the case of any action or proceeding if adversely determined) would, make unlawful or invalid or enjoin the implementation of the Proposed Waiver or the payment of the Consent Fee or that would question the legality or validity thereof. Mercury will pay the Consent Fee as promptly as practicable after the Proposed Waiver becomes effective.

Please indicate below to whom the Consent Fee and should be paid.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the Consent Fees in respect of any consent given hereby is to be issued in the name of and sent to someone other than the undersigned.

To be completed ONLY if the Consent Fees in respect of any consent given hereby is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the following page.

Issue Payment to: Name: (Please Print)	Mail Payment to: Name: (Please Print)

Address	Address

(Include Zip Code)	(Include Zip Code)
Wire Transfer Tabulation*	(Taxpayer Identification or Social Security No.)

(Taxpayer Identification or Social Security No.)

* To be provided if payment is to be made by wire transfer

IMPORTANT—READ CAREFULLY

If this Letter of Consent is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign the Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to Mercury of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If a Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Mercury to deliver a consent with respect to the applicable Notes on behalf of the Holder.

SIGN HERE

Signature(s) of Holder(s)

Date:

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Wire Transfer Instructions:*

Tax Identification or Social Security No.

GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature:

Name and Title:

(Please Print)

Dated:

Name of Firm:

* To be provided if payment is to be made by wire transfer

FORM OF PROXY WITH RESPECT TO THE CONSENT SOLICITATION

The undersigned hereby irrevocably appoints                      as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Letter of Consent on which this form of proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE PROPOSED WAIVER BECOMES EFFECTIVE OR (ii) THE CONSENT DATE. The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Aggregate Principal Amount of Notes(s)	Certificate Number(s)

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder(s) as their name(s) appear on the Certificates for the Notes. If there are two or more Holders, each should sign. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full name. See Instruction 5.

PLEASE SIGN BELOW

(See Instructions 1 and 5)

X:

X:
Signature(s) of Owner(s)

Dated: , 2005

PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

Dated:

INSTRUCTIONS FOR CONSENTING HOLDERS

(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Tabulation Agent.

Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2. Consent Date. The Consent Solicitation expires at 5:00 p.m., New York City time, on October 18, 2005, unless Mercury, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended. In order to extend the Consent

Date, Mercury will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. Mercury may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Mercury, whose determinations will be conclusive and binding. Mercury reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Mercury’s counsel, be unlawful. Mercury also reserves the right to waive any irregularities in connection with deliveries, or Mercury may require that such irregularities be cured within such time as Mercury determines. None of Mercury, the Tabulation Agent, the Solicitation Agent, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Mercury’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.

4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Holder(s) of the Notes with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.

If any of the Notes with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Notes with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by Mercury, submit evidence satisfactory to Mercury of their authority to so act along with this Letter of Consent.

6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Letter of Consent, see Instruction 5.

7. Revocation of Consent. Any Holder (or Duly Designated Proxy) of Notes as to which a consent has been given may revoke such consent as to such Notes or any portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent to the Tabulation Agent at any time prior to the effectiveness of the Proposed Waiver (which may occur prior to the Consent Date). Any notice of revocation received after the effectiveness of the Proposed Waiver will not be effective, even if received prior to the Consent Date. The transfer of the Notes after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Notes or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Notes to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder, the Notes to which it relates, and the aggregate principal amount of the Notes to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to Mercury). Revocation of consents must be sent to the Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by Mercury, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Waiver. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by Mercury as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the earlier of (i) the effectiveness of the Proposed Waiver (which may occur prior to the Consent Date) or (ii) the Consent Date, Mercury intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents. Mercury reserves the right to contest the validity of any such revocations.

8. Backup Withholding. In general, information reporting requirements will apply to the payment of the Consent Fee. Federal income tax law also imposes “backup withholding” unless a consenting U.S. holder has provided such Holder’s correct taxpayer identification number (“TIN”) which, in the case of a Holder who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding. Completion of the Substitute Form W-9 provided in this Letter of Consent should be used for this purpose. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

If the consenting U.S. holder has not provided the correct TIN and certain other information or an adequate basis for exemption, the Holder may be subject to a penalty imposed by the IRS and the Consent Fee paid to the Holder will be subject to a backup withholding tax of 28%. Backup withholding is not an additional tax. If any such withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is provided to the IRS.

The “Applied For” box in Part I of the Substitute Form W-9 may be checked if the consenting U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the “Applied For” box in Part I is so checked and the Tabulation Agent is not provided with a TIN by the time of payment, the Tabulation Agent will withhold 28% on all such payments received pursuant to the Consent Solicitation until a TIN is provided to the Tabulation Agent. A consenting U.S. holder who checks the “Applied For” box in Part I in lieu of furnishing his or her TIN should furnish the Tabulation Agent with such Holder’s TIN as soon as it is received.

In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit the appropriate Internal Revenue Service Form W-8 (which are available from the Tabulation Agent) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status. Mercury intends to withhold at a rate of 30% on any Consent Fee unless such Holder provides either (i) an IRS Form W-8BEN certifying that such non-U.S. holder is eligible for a reduction in the rate of withholding with respect to “Other Income” under the provisions of an applicable federal income tax treaty or (ii) IRS Form W-8ECI certifying that income from such payment is effectively connected with such Holder’s United States trade or business. If such withholding results in an overpayment of federal income taxes, a refund or credit may be obtained from the IRS.

PAYER’S NAME: (as Tabulation Agent)

SUBSTITUTE Form W-9	PAYEE INFORMATION (please print or type)
Department of the Treasury Internal Revenue Service	Individual or business name:

Request for Taxpayer Identification Number and Certification	Check appropriate box:	☐ Individual/Sole Proprietor ☐ Partnership ☐ Exempt from backup withholding	☐ Corporation ☐ Other

Address (number, street, and apt. or suite no.):

City, State and ZIP code:

Part I: Taxpayer Identification Number (“TIN”)

Enter your TIN to the right. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your TIN is your employer identification number.

Social security number: or Employer identification number: ☐ Applied For

Part II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal
Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1.      The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social
Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;
2.      I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding;
3.      I am a U.S. person (including a U.S. resident alien); and
4.      All other information provided on this form is true and correct.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature	Date
, 2005

NOTE:	Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Waiver of Conditions. Mercury reserves the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

10. Questions and Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation should be directed to the Tabulation Agent:

Requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Attention: Kevin Auten

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Facsimile: (212) 929-0308

Email: proxy@mackenziepartners.com